THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Issue Date: ______________, 2009

Conversion Price (subject to adjustment herein): USD $2.25 per Unit

Principle Amount: USD $ ____________________

ANAVEX LIFE SCIENCES CORP.
8% CONVERTIBLE LOAN

FOR VALUE RECEIVED, ANAVEX LIFE SCIENCES CORP. (the “Company”) promises to pay to ________________________________ or its registered assigns (the “Holder”), the principal sum of ____________________Thousand Dollars ($ _______,000) in lawful currency of the United States (the “Principal Amount” ) on ______________________, 2011 or such earlier date as the Convertible Loan may be permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Convertible Loan at the rate of 8% per annum, payable on the earlier of (i) the Conversion Date (as hereafter defined) (and subject in any event to the terms of Section 3, below) and (ii) the Maturity Date. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Issue Date until payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any part of the Principal Amount converted, provided that the Company in fact delivers the Units, comprising one Common Share and one half of one Warrant (each as defined below) within the time period required by Section 3.3. Interest hereunder will be paid to the Person in whose name this Convertible Loan is registered on the records of the Company regarding registration and transfers of Convertible Loans. The Company may prepay any portion of the principal amount of this Convertible Loan without the prior written consent of the Holder.

This Convertible Loan is part of an offering in which all Holders of such Convertible Loans are equal as to all rights and the amounts owing to each will be treated pari passu.

Each Unit consists of one common share in the capital of the Company (a “Common Share”) and one half of one common share purchase warrant (“Warrant”) exercisable at USD $3.50 (subject to adjustment) for a period of two years from the Conversion Date (as hereafter defined). The form of Warrant Agreement and Certificate will be the form delivered by the Company on the Conversion Date.

This Convertible Loan is subject to the following additional provisions:

1.	Subscription Agreement

(a)

This Convertible Loan has been issued pursuant to a subscription agreement between the Company and the Holder dated June 18, 2009 (the “Subscription Agreement”) pursuant to which the Holder purchased this Convertible Loan, and this Convertible Loan is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Convertible Loan. This Convertible Loan is not transferable and may be exchanged or converted only in compliance with the terms hereof, the terms of the Subscription Agreement and applicable securities laws and regulations.

	(b)	The Holder acknowledges that finder’s fees may be payable by the Company in connection with this Convertible Loan.

2.	Events of Default

(a)

“Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)

any default in the payment of (A) the Principal Amount, or (B) interest on, or liquidated damages in respect of, this Convertible Loan, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under item (B) above, is not cured within 10 Trading Days (as defined in Section 5.1(j), below) after notice of such default is sent by the Holder to the Company;

(ii)

the Company shall fail to observe or perform any other covenant or agreement contained in this Convertible Loan or the Subscription Agreement [other than a breach by the Company of its obligations to deliver Units to the Holder upon conversion which breach is addressed in Section 2.1(e) below] which failure is not cured, if possible to cure, within 10 calendar days after notice of such default is sent by the Holder to the Company;

(iii)

the Company or any of its subsidiaries (each a “Subsidiary”) shall commence, or there shall be commenced against the Company or any Subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary or there is commenced against the Company or any Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any Subsidiary makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the

Company or any Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any Subsidiary for the purpose of effecting any of the foregoing;

(iv)

the Common Stock shall not be eligible for quotation on or quoted for trading on its principal trading market and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

(v)

the Company shall fail for any reason to deliver certificates to the Holder prior to the tenth Trading Day after a Conversion Date pursuant to and in accordance with Section 3.3 or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with any request for conversion of this Convertible Loan in accordance with the terms hereof; or

(b)

If any Event of Default occurs, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Convertible Loan, the interest rate on this Convertible Loan shall accrue at the rate of % per annum, or such lower maximum amount of interest permitted to be charged under applicable law. Upon payment of the full Principal Amount, together with interest and other amounts owing in respect thereof, in accordance herewith, this Convertible Loan shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Convertible Loan holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

THE OBLIGATIONS UNDER THIS CONVERTIBLE LOAN AGREEMENT ARE UNSECURED AGAINST THE ASSETS OF THE COMPANY AND THEREFORE OTHER CHARGES MAY HAVE PRIORITY AGAINST THE COMPANY’S ASSETS BEFORE THE HOLDER OF THIS CONVERTIBLE LOAN. THERE IS NO GUARANTEE THAT THE COMPANY WILL HAVE SUFFICIENT ASSETS UPON AN EVENT OF DEFAULT TO PAY THE HOLDER WHAT IS OWED.

3.	Conversion

(a)

At any time after the Issue Date until this Convertible Loan is no longer outstanding, and subject to Section 3(i), this Convertible Loan may be converted into Units at the option of the Holder, in whole or in part at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount to be converted. The date on which such conversion is to be effected (a “Conversion Date”) shall be the date that is five business days following delivery of the Notice of Conversion to the Company. To effect conversions hereunder, the Holder shall not be required to physically surrender the Convertible Loan to the Company unless the entire principal amount of this Convertible Loan plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Convertible Loan in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within ten business days of receipt of such notice. The Holder, by acceptance of this Convertible Loan, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Convertible Loan, the unpaid and unconverted principal amount of this Convertible Loan may be less than the amount stated on the face hereof. From and after the date of a Notice of Conversion until the Conversion Date, the Company shall have the right to prepay any or all of the principal amount and interest to be converted pursuant to such Notice of Conversion.

(b)

The number of Units issuable upon a conversion shall be determined by the quotient obtained by dividing (x) by (y) where (x) shall be equal to the outstanding principal amount of this Convertible Loan to be converted plus the amount of interest that has accrued thereon, and (y) is equal to the Conversion Price, as adjusted pursuant to this Convertible Loan.

(c)

Not later than ten Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates, which shall bear such restrictive legends required by the Subscription Agreement, representing the number of Units being acquired upon the conversion, including the conversion of accrued and unpaid interest through the Conversion Date.

(d)	The conversion price in effect on any Conversion Date shall be equal to USD $3.50 (subject to adjustment herein).

(e)

If the Company or any subsidiary thereof, as applicable, at any time while this Convertible Loan is outstanding, shall sell or grant any option to purchase any Common Stock entitling any person to acquire shares of Common Stock (other than exercise of rights to acquire securities that were issued prior to the date of this Convertible Loan), at an effective price per share less than the Conversion Price (a “Dilutive Issuance”), as adjusted hereunder, then the Conversion Price shall be reduced to equal the effective purchase price, conversion price or exercise price for such Common Stock at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. In such case the Unit price will be reduced to equal the effective purchase price, conversion price or exercise price of the Dilutive Issuance and the Warrant exercise price will be adjusted to equal the Dilutive Issuance price plus 20%. The Company shall notify the Holder in writing, no later than the business day following the issuance of any Common Stock subject to this section, indicating therein the applicable price and other pricing terms. Notwithstanding the foregoing, the conversion of any instrument issued by the Company prior to the Issue Date of this Convertible Loan into Common Stock after the Issue date of this Convertible Loan, shall not constitute a Dilutive Issuance.

(f)

If the Company, at any time while this Convertible Loan is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions in shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(g)

The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Convertible Loans, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Subscription Agreement) be issuable upon the conversion of the outstanding principal amount of the Convertible Loan. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(h)

Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, and the Holder shall be entitled to receive, in lieu of any final fraction of a share in excess of 0.50, one whole share of Common Stock.

(i)

If and whenever at any time prior to the Maturity Date, the Current Market Price (as defined below) of the Company’s shares of Common Stock exceeds $3.50 for ten consecutive trading days, the Company has the right on ten days written notice (the “Forced Exercise Notice”) to the Holder to convert any aggregate unconverted and then outstanding principal amount of the Convertible Loan and all interest accrued thereon, in whole or in part, into Units at the conversion price of USD $3.50, with no further action required on behalf of the Holder.

(j)

The “Current Market Price” of the Company’s shares of Common Stock at any date means the price per share equal to the Weighted Average Price (as defined below) at which the Shares have been quoted on the Over-the-Counter Bulletin Board (“OTCBB”) or, if the Shares are not then quoted on the OTCBB, on such other quotation system or stock exchange as may be selected by the directors of the Company for such purpose. The “Weighted Average Price” will be determined by dividing the aggregate sale price of all of the Company’s shares of Common Stock on the said market or exchange, as the case may be, during the said ten consecutive trading days by the total number of the Company’s shares of Common Stock so sold. If the Company’s shares of Common Stock are not then listed on any stock exchange or traded in the over-the-counter market, then the Current Market Price will be determined by such firm of independent chartered accountants as may be selected by the directors of the Company, acting reasonably.

4.	Notices

(a)

Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (250) 764-9701, Attn: President or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Pacific Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Pacific Standard Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

5.	Definitions

(a)

For the purposes hereof, in addition to the terms defined elsewhere in this Convertible Loan: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

(i)

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or Canada or a day on which banking institutions in the State of New York or the Province of British Columbia are authorized or required by law or other government action to close.

		(ii)	“Commission” means the Securities and Exchange Commission.

		(iii)	“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

		(iv)	“Conversion Date” shall have the meaning set forth in Section 3.1 hereof.

		(v)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

		(vi)	“Issue Date” shall have the meaning shown on the first page of this Convertible Loan.

		(vii)	“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

(viii)

“Subscription Agreement” means the Securities Subscription Agreement, dated as of April 18, 2009, to which the Company and the Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

		(ix)	“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(x)

“Trading Day” means a day on which the shares of Common Stock are traded on a trading market on which the shares of Common Stock are then listed or quoted, provided , that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

6.	Miscellaneous

Except as expressly provided herein, no provision of this Convertible Loan shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount and interest on, this Convertible Loan at the time, place, and rate, in United States currency, as herein prescribed. This

Convertible Loan is a direct debt obligation of the Company. As long as this Convertible Loan is outstanding, the Company shall not and shall cause it Subsidiaries not to, without the consent of the Holder, amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of the Holder.

7.           Replacement of Convertible Loan if lost or destroyed

If this Convertible Loan shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Convertible Loan, or in lieu of or in substitution for a lost, stolen or destroyed Convertible Loan, a new Convertible Loan for the principal amount of this Convertible Loan so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Convertible Loan, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

8.           Other Indebtedness

So long as any portion of this Convertible Loan is outstanding, the Company will not and will not permit any Subsidiary or other affiliate to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness or liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, or pari passu with, in any respect, the Company’s obligations under this Convertible Loan without the prior consent of the Holder, provided however that all Convertible Loans that are part of the same offering will be pari passu with each other and equal in all respects. .

9.           Governing Law

All questions concerning the construction, validity, enforcement and interpretation of this Convertible Loan shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

10.         Waivers

Any waiver by the Company or the Holder of a breach of any provision of this Convertible Loan shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Convertible Loan. The failure of the Company or the Holder to insist upon strict adherence to any term of this Convertible Loan on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Convertible Loan. Any waiver must be in writing.

11.         Usury

If any provision of this Convertible Loan is invalid, illegal or unenforceable, the balance of this Convertible Loan shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Convertible Loan as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12.         Next business day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Convertible Loan to be duly executed by a duly authorized officer as of the date first above indicated.

ANAVEX LIFE SCIENCES CORP

By: ________________________

Name:
Title:

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and all accrued and outstanding interest under the 8% Convertible Loan of Anavex Life Sciences Corp., a Nevada corporation (the “ Company “), due on __________, 20__, into shares ( “Shares” ) of common stock of the Company, par value $0.001 per share (the “ Common Stock “) as of the date written below.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Convertible Loans to be Converted:

Amount of issued and outstanding interest:

Number of Shares of Common Stock to be issued:

Signature:

Name:

Address: